UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 17, 2026

Sonida Senior Living, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road
Suite 810
Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

(972) 770-5600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNDA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2026, Sonida Senior Living, Inc. (the “Company”) completed its acquisition of CNL Healthcare Properties, Inc. (“CHP”) and its subsidiaries on March 11, 2026 pursuant to the definitive agreement and plan of merger dated as of November 4, 2025 (the “CHP Merger”).

To provide its investors with additional information and for the purpose of incorporating by reference Exhibit 99.1 filed herewith into its registration statements, the Company is voluntarily filing as Exhibit 99.1 to this Current Report on Form 8-K, the unaudited pro forma condensed combined statements of operations of the Company for (i) the year ended December 31, 2025, which updates the unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2025 filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on May 13, 2026, and (ii) the six months ended June 30, 2026, in each case giving effect to the CHP Merger as if it had occurred on January 1, 2025.

The pro forma financial information included as Exhibit 99.1 to this Current Report on Form 8-K has been presented for illustrative purposes only, and is not intended to, and does not purport to, present or be indicative of what the Company’s actual results of operations or financial position would have been if the CHP Merger had occurred on the relevant date, and is not intended to project the future results of operations or financial position that the Company may achieve following the CHP Merger.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Unaudited Pro Forma Financial Information of Sonida Senior Living, Inc. for the year ended December 31, 2025 and the six months ended June 30, 2026.

104	Cover Page Interactive Data File-formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2026	Sonida Senior Living, Inc.

	By:	/s/ Kevin J. Detz
	Name:	Kevin J. Detz
	Title:	Executive Vice President and Chief Financial Officer